Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 1, 2026 (this “Amendment”), is by and among SOLARIS ENERGY INFRASTRUCTURE, LLC, a Delaware limited liability company (the “Borrower”), SOLARIS ENERGY INFRASTRUCTURE, INC., a Delaware corporation (“Parent”), the Subsidiary Guarantors party hereto (together with the Borrower, collectively, the “Loan Parties”), the Lenders and L/C Issuers party hereto and MUFG BANK, LTD. as Administrative Agent (in such capacity, “Administrative Agent”).

RECITALS:

The Parent, Borrower, the Administrative Agent, the Lenders and the other parties from time to time party thereto are party to that certain Credit Agreement, dated as of May 12, 2026 (the “Original Agreement”, and the Original Agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, including pursuant to this Amendment, the “Credit Agreement”);

The Borrower has requested that certain Lenders provide a Revolving Credit Commitment Increase (the “Incremental Commitments”) pursuant to Section 2.14 of the Credit Agreement to the Borrower on the First Amendment Closing Date (as defined below) in an aggregate principal amount equal to $200,000,000.00;

Each of the Lenders listed on Exhibit A attached hereto (each such Lender (including the New Lender referenced below), an “Incremental Lender”) is prepared to provide, severally and not jointly, Incremental Commitments in an aggregate principal amount for such Incremental Lender equal to its Incremental Commitment set forth on Exhibit A attached hereto opposite such Incremental Lender’s name, subject to the terms and conditions set forth herein;

Subject to the terms and conditions set forth herein, the Lenders under the Credit Agreement immediately prior to giving effect to this Amendment (each an “Existing Lender” and, collectively, the “Existing Lenders”) wish to assign certain of their rights and obligations as Lenders under the Credit Agreement and the other Loan Documents to the undersigned party hereto as a “New Lender” (the “New Lender”); and

The parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in Section 4.1 hereof, to amend certain terms of the Original Agreement as hereinafter provided to give effect to the Incremental Commitments and certain changes to the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

Definitions and References

Section 1.1. Terms Defined in the Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2. Rules of Construction. The rules of construction specified in Section 1 of the Original Agreement shall apply to this Amendment.

ARTICLE II

Additional Commitments

Section 2.1. Additional Commitments.

(a) Pursuant to Section 2.14(c) of the Credit Agreement, each of the Incremental Lenders hereby agree to severally provide and make available, and the Administrative Agent, the Parent and the Borrower hereby accept, Incremental Commitments in an aggregate principal amount for such Incremental Lender equal to its Incremental Commitment set forth on Exhibit A attached hereto opposite such Incremental Lender’s name on the terms and conditions set forth herein.

(b) Upon the First Amendment Closing Date, each Revolving Credit Lender under the Original Agreement will automatically and without further act be deemed to have assigned to each Incremental Lender, and each such Incremental Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations under the Original Agreement in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Credit Agreement in Letters of Credit held by each Revolving Credit Lender (including each such Incremental Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment. Additionally, if any Revolving Credit Loans are outstanding under the Original Agreement on the First Amendment Closing Date, the Revolving Credit Lenders with a Revolving Credit Commitment immediately after effectiveness of this Amendment shall purchase and assign at par such amounts of the Revolving Credit Loans of such Class outstanding at such time as the Administrative Agent may require such that each Revolving Credit Lender holds its Applicable Percentage of all Revolving Credit Loans of such Class outstanding immediately after giving effect to all such assignments. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(c) Sumitomo Mitsui Banking Corporation (the “New Lender”) intends to become a party to the Credit Agreement as a Lender. The New Lender and the Existing Lenders have agreed, and Parent, the Borrower, the Administrative Agent and the L/C Issuers hereby consent, to the following: (a) the assignment of certain of the Existing Lenders’ respective Revolving Credit Commitments and (b) the New Lender and certain of the Existing Lenders acquiring and assuming an interest in the Revolving Credit Commitments assigned by certain of the Existing Lenders pursuant to this Article II. Such assignments and assumptions are hereby deemed made pursuant to the terms, provisions and representations of the Assignment and Assumption attached as Exhibit E to the Original Agreement as if each applicable party hereto had executed and delivered, or consented to, an Assignment and Assumption (with the Effective Date, as defined therein, being the First Amendment Closing Date).

(d) On the First Amendment Closing Date and after giving effect to such assignments and assumptions and the Incremental Commitments, each party hereto agrees that (i) the Applicable Percentage, Revolving Credit Commitment and L/C Commitment of each Lender shall be as set forth on Schedule 2.01 attached hereto, which Schedule 2.01 supersedes and replaces Schedule 2.01 to the Original Agreement and (ii) the New Lender shall be a “Lender” for all purposes under the Credit Agreement and the other Loan Documents.

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ARTICLE III

Amendments to Original Agreement

Section 3.1. Amendments. On the First Amendment Closing Date, the Original Agreement (excluding the Schedules and Exhibits thereto) is hereby amended as follows:

(a) The following definitions are added in alphabetical order to Section 1.01:

“First Amendment” means that certain First Amendment to the Credit Agreement, dated as of October 1, 2026 by and among the Borrower, the Parent, the Guarantors party thereto, the Lenders and L/C Issuers party thereto and the Administrative Agent.

“First Amendment Effective Date” means October 1, 2026.

(b) The definition of “Lead Arrangers” in Section 1.01 is replaced in its entirety as follows:

“Lead Arrangers” means, individually and collectively, the financial institutions listed on Schedule 2.01 with a Revolving Credit Commitment of at least $50,500,000.00 as of the First Amendment Effective Date.

(c) The definition of “Letter of Credit Sublimit” in Section 1.01 is amended by deleting “$150,000,000” and replacing it with “$325,000,000”.

(d) The second sentence in the definition of “Revolving Credit Commitment” in Section 1.01 is replaced in its entirety as follows:

“The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $850,000,000 on the First Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(e) The second sentence in Section 2.14(a) is replaced in its entirety as follows:

Notwithstanding anything to the contrary herein, the aggregate principal amount of all Revolving Credit Commitment Increases after the First Amendment Effective Date shall not exceed $0.

(f) Schedule 2.01 to the Original Credit Agreement is hereby amended and restated in its entirety as set forth in Schedule 2.01 to this Amendment.

ARTICLE IV

Closing Conditions

Section 4.1. First Amendment Closing Date. This Amendment shall become effective on the date (such date, the “First Amendment Closing Date”), when each of the following conditions is satisfied or waived in accordance with the Credit Agreement:

(a) The Administrative Agent shall have received:

(i) executed counterparts of this Amendment by the signatories hereto;

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(ii) a certificate, in form and substance reasonably satisfactory to it, from a Responsible Officer of each Loan Party certifying: (A) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the First Amendment Closing Date, provided, that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (B) no Default or Event of Default exists, or would result from, this Amendment, the Incremental Commitments or from the application of the proceeds thereof, if any, on the First Amendment Closing Date, (C) subject in all respects to Section 1.09(a) of the Credit Agreement, after giving effect to such Incremental Commitments and the use of proceeds thereof, compliance with the Financial Covenants as in effect on the last day of the most recently ended Test Period on a Pro Forma Basis and (D) that an attached copy of the resolutions authorizing execution and delivery by Parent and the Loan Parties of the Amendment, consenting to and approving the Incremental Commitments and performance of Parent and the Loan Parties under the Credit Agreement as amended by this Amendment, is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked and constitute all resolutions adopted with respect to this Amendment;

(iii) a written opinion of Gibson, Dunn & Crutcher LLP, in form and substance reasonably satisfactory to the Administrative Agent; and

(iv) the Administrative Agent and each Lender, to the extent reasonably requested by the Administrative Agent or such Lender at least ten (10) Business Days prior to the First Amendment Closing Date, shall have received, at least three (3) Business Days prior to the First Amendment Closing Date all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act. To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by each Agent and each Lender, to the extent reasonably requested by the Administrative Agent or such Lender at least ten (10) Business Days prior to the First Amendment Closing Date, of a Beneficial Ownership Certification with respect to the Borrower at least three (3) Business Days prior to the First Amendment Closing Date.

(b) Loan Parties shall have paid all fees and expenses required to be paid to the Administrative Agent and the Lenders on the First Amendment Closing Date, including fees and expenses of counsel (to the extent invoiced prior to the First Amendment Closing Date) and under any fee letter to which such Loan Party is a party.

ARTICLE V

Miscellaneous

Section 5.1. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Parent, the Borrower and each other Loan Party hereby represents to the Lenders as of the date hereof as follows:

(a) It is duly authorized to execute, deliver and perform its obligations under this Amendment and is duly authorized to perform its obligations under the Credit Agreement and the other Loan Documents to which it is a party.

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(b) The execution and delivery of this Amendment by it (i) does not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws, limited liability company agreement or other organizational or governing documents of it or any order of any Governmental Authority in each case, as are applicable to it, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon it or its assets, or give rise to a right thereunder to require any payment to be made by it, and (iv) will not result in the creation or imposition of any Lien on any asset of it, except Liens created under the Loan Documents.

(c) This Amendment, when executed and delivered by Parent and such Loan Party, will constitute, a legal, valid and binding obligation of the Parent and such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 5.2. Affirmation of Parent and Loan Parties. Parent and each Loan Party hereby confirm and agree that, notwithstanding the effectiveness of this Amendment, each Loan Document to which Parent or each such Loan Party is a party is, and the obligations of Parent and each such Loan Party contained in any Loan Document to which it is a party, including the Credit Agreement, as modified hereby, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Amendment. Without limiting the generality of the foregoing, the execution of this Amendment shall not constitute a novation of any of the Loan Documents, and the Collateral Documents and all of the Collateral described therein and Liens granted in favor of the Collateral Agent created thereunder secure the payment of all Obligations of Parent and the Loan Parties under the Loan Documents to the extent provided in the Collateral Documents and that all such Liens continue to be perfected as security for the Obligations secured thereby.

Section 5.3. Loan Document. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

Section 5.4. GOVERNING LAW. THIS AMENDMENT AND ALL CLAIMS RELATED HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 5.5. Indemnity; Severability; Execution; Electronic Records; Consent to Forum; Waivers. Section 10.03 (No Waiver; Cumulative Remedies), Section 10.05 (Indemnification by Loan Parties), Section 10.13 (Severability), Section 10.14 (Governing Law, Jurisdiction, Service of Process), Section 10.15 (Waiver of Right to Trial by Jury) and Section 10.24 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference in their entirety, mutatis mutandis.

Section 5.6. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWER:

SOLARIS ENERGY INFRASTRUCTURE, LLC

By:	/s/ Stephan Tompsett
Name: Stephan Tompsett
Title: Chief Financial Officer

GUARANTORS:

SOLARIS OILFIELD SITE SERVICES OPERATING, LLC
SOLARIS OILFIELD EARLY PROPERTY, LLC
SOLARIS OILFIELD SITE SERVICES PERSONNEL LLC
SOLARIS LOGISTICS, LLC
SOLARIS OILFIELD TECHNOLOGIES, LLC
SOLARIS TRANSPORTATION, LLC
SOLARIS POWER SOLUTIONS, LLC
SOLARIS POWER DISTRIBUTION SOLUTIONS, LLC
PROJECT G BUYER, LLC
SOLARIS RESOLUTE, LLC
SOLARIS GSD I, LLC
SOLARIS POWER SOLUTIONS STATELINE OPERATING, LLC
GLOBAL ENERGY SERVICES ALLIANCE, LLC
BASELOAD POWER GENERATION PARTS AND SERVICES, LLC

By:	/s/ Stephan Tompsett
Name: Stephan Tompsett
Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

PARENT:

SOLARIS ENERGY INFRASTRUCTURE, INC.

By:	/s/ Stephan Tompsett
Name: Stephan Tompsett
Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

AGENTS AND LENDERS:

MUFG BANK, LTD., as Administrative Agent, Lender and L/C Issuer

By:	/s/ Kevin Sparks
Name: Kevin Sparks
Title: Director

[Signature Page to First Amendment to Credit Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender and an L/C Issuer

By:	/s/ Irv Roa
Name: Irv Roa
Title: Executive Director

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Executive Director

[Signature Page to First Amendment to Credit Agreement]

Goldman Sachs Bank USA, as Lender and as an L/C Issuer

By:	/s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender and as an L/C Issuer

By:	/s/ Kevin A. James
Name: Kevin A. James
Title: Authorized Signatory

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Lender and as an L/C Issuer

By:	/s/ Karina Rodriguez
Name: Karina Rodriguez
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

The Toronto-Dominion Bank, New York Branch, as Lender and as an L/C Issuer

By:	/s/ Vijay Prasad
Name: Vijay Prasad
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

CITIZENS BANK, N.A., as Lender and as L/C Issuer

By:	/s/ David Baron
Name: David Baron
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

JPMorgan Chase Bank, N.A., as Lender and as L/C Issuer

By:	/s/ Santiago Gascon
Name: Santiago Gascon
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

ROYAL BANK OF CANADA, as Lender and as L/C Issuer

By:	/s/ Cameron Johnson
Name: Cameron Johnson
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

BARCLAYS BANK PLC, as Lender and as L/C Issuer

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to First Amendment to Credit Agreement]

Citibank, N.A., as Lender and as L/C Issuer

By:	/s/ Justin Green
Name: Justin Green
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as Lender and as L/C Issuer

By:	/s/ Adam Rose
Name: Adam Rose
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a New Lender and as an L/C Issuer

By:	/s/ Nabeel Shah
Name: Nabeel Shah
Title: Executive Director

[Signature Page to First Amendment to Credit Agreement]

CATERPILLAR FINANCIAL SERVICES CORPORATION, as Lender

By:	/s/ Landon Gracey
Name: Landon Gracey
Title: Regional Credit Manager

[Signature Page to First Amendment to Credit Agreement]

First Horizon Bank, as Lender

By:	/s/ B. Forrest Taylor
Name: B. Forrest Taylor
Title: Sr. Vice President

[Signature Page to First Amendment to Credit Agreement]

TEXAS CAPITAL BANK, as Lender

By:	/s/ Michael Simpson
Name: Michael Simpson
Title: Executive Director

[Signature Page to First Amendment to Credit Agreement]

WaFd Bank, as Lender

By:	/s/ Michael Park
Name: Michael Park
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

WOODFOREST NATIONAL BANK, as Lender

By:	/s/ Conner Clancy
Name: Conner Clancy
Title: Assistant Vice President

[Signature Page to First Amendment to Credit Agreement]

EXHIBIT A

Incremental Lenders and Incremental Commitments

Incremental Lender	Incremental Commitment
JPMorgan Chase Bank, N.A.	$20,500,000.00
Citibank, N.A.	$20,500,000.00
Bank of America, N.A.	$20,500,000.00
Citizens Bank, N.A.	$20,500,000.00
Barclays Bank PLC	$20,500,000.00
Sumitomo Mitsui Banking Corporation	$50,500,000.00
First Horizon Bank	$5,500,000.00
Texas Capital Bank	$5,500,000.00
WaFd Bank	$15,500,000.00
Royal Bank of Canada	$20,500,000.00

Total	$200,000,000.00

Schedule 2.01

Commitments

Lender	Revolving Credit Commitment	Applicable Percentage	L/C Commitment
1. MUFG Bank, Ltd.	$55,000,000.00	6.470588235%	$25,000,000.00
2. Banco Santander, S.A., New York Branch	$53,000,000.00	6.235294118%	$25,000,000.00
3. Goldman Sachs Bank USA	$53,000,000.00	6.235294118%	$25,000,000.00
4. Canadian Imperial Bank of Commerce, New York Branch	$53,000,000.00	6.235294118%	$25,000,000.00
5. Morgan Stanley Senior Funding, Inc.	$53,000,000.00	6.235294118%	$25,000,000.00
6. The Toronto-Dominion Bank, New York Branch	$53,000,000.00	6.235294118%	$25,000,000.00
7. Citizens Bank, N.A.	$50,500,000.00	5.941176471%	$25,000,000.00
8. JPMorgan Chase Bank, N.A.	$50,500,000.00	5.941176471%	$25,000,000.00
9. Royal Bank of Canada	$50,500,000.00	5.941176471%	$25,000,000.00
10. Barclays Bank PLC	$50,500,000.00	5.941176471%	$25,000,000.00
11. Citibank, N.A.	$50,500,000.00	5.941176471%	$25,000,000.00
12. Bank of America, N.A.	$50,500,000.00	5.941176471%	$25,000,000.00
13. Sumitomo Mitsui Banking Corporation	$50,500,000.00	5.941176471%	$25,000,000.00
14. Caterpillar Financial Services Corporation	$50,000,000.00	5.882352941%	$0.00
15. First Horizon Bank	$35,500,000.00	4.176470588%	$0.00
16. Texas Capital Bank	$35,500,000.00	4.176470588%	$0.00
17. WaFd Bank	$35,500,000.00	4.176470588%	$0.00
18. Woodforest National Bank	$20,000,000.00	2.352941176%	$0.00

TOTAL	$850,000,000.00	100.0%	$325,000,000.00